CALVERT WORLD VALUES FUND, INC.
Calvert Capital Accumulation Fund
Calvert International Equity Fund
Calvert International Opportunities Fund
Calvert Emerging Markets Equity Fund
Statement of Additional Information dated January 31, 2015
Date of Supplement: March 5, 2015
Calvert International Equity Fund – Removal of Subadvisor
The Calvert World Values Fund, Inc. Board of Directors has approved, effective on or about March 4, 2015, the removal of Martin Currie, Inc. ("Martin Currie") as investment subadvisor for Calvert International Equity Fund.
The statement of additional information is therefore revised as follows:
Delete all references to Martin Currie and its portfolio managers.